UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2018

RAIT Financial Trust

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(215) 207-2100

N/A

________________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 11, 2018, the New York Stock Exchange (the “NYSE”) suspended trading in RAIT Financial Trust’s (“RAIT”) Common Shares of Beneficial Interest (the “Common Shares”) and commenced proceedings to delist the stock from the NYSE. The NYSE took this action when the trading price of the Common Shares decreased to below $0.16 per share on May 11, 2018. The NYSE, in interpreting the continued listing standards under Section 802.01D of the NYSE’s Listed Company Manual, has determined that a trading price of below $0.16 per share is “abnormally low” and, therefore, is cause for suspension of trading and delisting from the NYSE. As previously disclosed, RAIT plans to notify the NYSE that it will appeal the NYSE Staff's decision to commence these proceedings by the deadline for such notice, May 25, 2018. RAIT cannot provide any assurance that the appeal will be successful. As previously disclosed, during the appeal period, RAIT remains “listed” on the NYSE though trading in the Listed Securities (defined below) is suspended on the NYSE.

On May 11, 2018, RAIT was approved to trade on the OTC Markets trading platform, the OTCQB (the “OTCQB”), and RAIT expects the Listed Securities to commence trading on the OTCQB effective as of May 15, 2018. RAIT can provide no assurance that the Listed Securities will commence trading on this date or continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Listed Securities on this market, whether the trading volume of the Listed Securities will be sufficient to provide for an efficient trading market or whether quotes for the Listed Securities may be blocked by OTC Markets Group in the future.

The following securities (collectively, the “Listed Securities”) of RAIT have been suspended from trading on the NYSE under the NYSE trading symbol noted in the chart below opposite the relevant Listed Security and RAIT expects they will commence trading on the OTCQB effective as of May 15, 2018 with a new OTCQB trading symbol noted in the chart below opposite the relevant Listed Security:

Title of Each Class	NYSE Trading Symbol	OTCQB Trading Symbol
Common Shares of Beneficial Interest	RAS	RASF
7.75% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest	RAS.A	RASFP
8.375% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest	RAS.B	RASFO
8.875% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest	RAS.C	RASFN
7.625% Senior Notes Due 2024	RFT	RFTT
7.125% Senior Notes Due 2019	RFTA	RFTA

Forward-Looking Statements

This report may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “intends,” “plans,” “expects,” “will,” “believe,” or other similar words or terms. Such forward-looking statements include, but are not limited to, statements regarding RAIT’s responses to the suspension of trading of the Listed Securities on the NYSE and the commencement of the trading of the Listed Securities on the OTCQB. Such statements are subject to known and unknown risks, uncertainties and contingencies that may cause actual results to differ materially from the expectations, intentions, beliefs, strategies or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the effect of the announcement of the actions described on RAIT’s business, including its financial and operating results and its employees, lenders and other capital sources and customers; whether RAIT will be able to regain compliance with NYSE continued listing standards; and other factors described above regarding RAIT’s intention to appeal the NYSE trading suspension of the Listed Securities or RAIT’s ability to trade on the OTCQB or described in RAIT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in other filings with the SEC. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

May 14, 2018	By:	/s/ John J. Reyle
Name: John J. Reyle
Title: Interim Chief Executive Officer, Interim President and General Counsel